UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 21, 2016

CANNASYS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54476	88-0367706
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

1350 17th Street, Suite 150
Denver, Colorado		80202
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code:		Phone: (720) 420-1290

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

From December 21, 2016, through January 17, 2017, CannaSys, Inc. issued 367,223,148 shares of its common stock to various investors pursuant to the terms of their respective outstanding convertible promissory notes. The convertible promissory notes were issued in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering. Each of the investors is either an "accredited investor" as defined in Rule 501(a) of Regulation D or a sophisticated investor able to bear the risks of the investment. No underwriter participated in the offer and sale of these securities, and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

The following table reflects the amounts of principal converted, and the corresponding number of shares issued, in connection with outstanding convertible promissory notes for the days in December, 2016:

Date	Note Holder	Price	Shares Issued	Amount Converted

12/21/2016	Adar Bays LLC	$0.0008	8,750,000	$ 7,000.00
12/21/2016	EMA Financial LLC	0.001	10,632,000	10,632.00
12/22/2016	Black Forest Capital LLC	0.0008	7,800,000	6,240.00
12/27/2016	EMA Financial LLCs	0.001	12,470,000	12,470.00
12/27/2016	Adar Bays LLC	0.0016	11,677,419	18,100.00
12/28/2016	Microcap Equity Group LLC	0.0008	9,333,333	7,000.00
12/28/2016	Adar Bays LLC	0.0008	12,076,129	9,359.00
12/28/2016	Adar Bays LLC	0.0008	13,281,290	10,293.00
12/28/2016	Black Forest Capital LLC	0.0008	7,452,710	5,775.85
12/28/2016	EMA Financial LLC	0.001	13,714,000	13,714.00
12/29/2016	Adar Bays LLC	0.008	16,069,355	12,453.75
12/30/2016	Adar Bays LLC	0.008	16,000,000	12,000.00
			139,256,236	$125,037.60

On December 29, 2016, we issued 1,500,000 shares of our common stock to B44 LLC in exchange for services rendered and valued at $3,000.

On December 29, 2016, we issued 200,000 shares of our common stock to Rachel Bould in exchange for services rendered and valued at $200.

On December 29, 2016, we issued 200,000 shares of our common stock to Michael Beck in exchange for services rendered and valued at $200.

The following table reflects the amounts of principal converted, and the corresponding number of shares issued, in connection with outstanding convertible promissory notes for the days in January, 2017:

Date	Note Holder	Price	Shares Issued	Amount Converted

01/03/2017	EMA Financial LLC	$0.001	17,400,000	$ 17,400.00
01/04/2017	EMA Financial LLC	0.001	19,200,000	19,200.00
01/05/2017	Black Forest Capital LLC	0.0008	10,000,000	7,750.00
01/05/2017	Adar Bays LLC	0.0008	18,637,742	14,444.25
01/06/2017	EMA Financial LLC	0.001	21,704,000	21,704.00
01/11/2017	Black Forest Capital LLC	0.0008	15,000,000	11,625.00
01/13/2017	Microcap Equity Group LLC	0.0008	22,851,306	17,138.48
01/13/2017	Black Forest Capital LLC	0.0008	20,000,000	15,500.00
01/13/2017	EMA Financial LLC	0.001	24,556,110	24,556.11
01/17/2017	Black Forest Capital LLC	0.0008	22,000,000	17,050.00
01/17/2017	Tangiers Investment Group LLC	0.0007	21,569,061	15,044.42
01/17/2017	Microcap Equity Group LLC	0.0008	13,148,693	9,861.52
01/18/2017	Black Forest Capital LLC	0.0008	22,500,000	17,437.50
01/18/2017	Kodiak Capital Group LLC	0.0004	52,000,000	20,800.00
			300,566,912	$229,511.28

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNASYS, INC.

Dated: January 19, 2017	By:	/s/ Michael A. Tew
Michael A. Tew, Chief Executive Officer